Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)

Neuberger Berman Global Allocation Fund
Class A, Class C, Institutional Class and Class R6

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2020, as amended and supplemented

Brad Tank and Ajay Jain, portfolio managers of Neuberger Berman Global Allocation Fund (the “Fund”), will cease their portfolio management responsibilities on December 31, 2020. Effective on that date, all references to Messrs. Tank and Jain in the Fund’s summary prospectuses, prospectuses and statement of additional information are removed in their entirety.

Effective December 31, 2020, Robert Surgent and Tokufumi Kato will be added as portfolio managers of the Fund. Mr. Erik Knutzen, who has managed the Fund since January 2015, will continue to manage the Fund.

Effective December 31, 2020, the Fund’s summary prospectuses and prospectuses are revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for the Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer and Managing Director of the Manager), Robert Surgent (Managing Director of the Manager), and Tokufumi Kato (Senior Vice President of the Manager).

Mr. Knutzen has managed the Fund since January 2015. Messrs. Surgent and Kato have managed the Fund since December 2020.

(b) The following is added to the “Management of the Funds — Portfolio Managers — Neuberger Berman Global Allocation Fund” section of the prospectuses for the Fund and the third and fourth paragraphs of that section are deleted:

Robert Surgent is a Managing Director of the Manager and a Senior Portfolio Manager on the Multi-Asset Class Investment Team. He joined the firm in March 2020. Prior to joining the firm, he was a managing director at a financial services firm managing its multi-asset tactical portfolio.

Tokufumi Kato, PhD, is a Senior Vice President of the Manager and a Portfolio Manager on the Multi-Asset Class Investment Team. He joined the firm in 2009. Prior to joining the firm, he served as a quantitative analyst at an asset management firm.

The date of this supplement is December 21, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

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